SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                        Date of Report: November 15, 1999

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                                legalopinion.com

                       formerly Eurotronics Holdings, Inc.

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    Nevada                           0-13409                      87-0550824
(Incorporation)                (Commission Number)               (IRS Number)


601 Union Street, 42nd Floor, Seattle WA                    98101
(Address of principal executive offices)                  (Zip Code)


           Telephone number:    (206) 652-3390

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                             Introductory Statement

     The purpose, and the only purpose of this current report, is to apologize and to correct certain statements erroneously made in the filing on Form 8-K dated August 25, 1999.

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK


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


                     Item 1. Change of Control of Registrant

     It had been previously stated: "On or about August 1, 1999, a new group of investors purchased a total of 15,000,000 shares constituting a potential control block from a previous shareholder group represented by Kevin Woljten [sic. Woltjen], then counsel for the company and its Dallas principals."

     It is true that 15,000,000 shares were secured as reported, from a group of previous shareholders, and that control of the Registrant did change, in whole or in part in connection therewith.

     It was not the intention of the Registrant to suggest or report the attorney Kevin Woltjen was a principal or active party in the negotiations, or had any part other than as counsel to the former Registrant

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in their capacities as all the officers and Directors of the Issuer.

November 15, 1999

                                legalopinion.com
                              A NEVADA CORPORATION
                       formerly Eurotronics Holdings, Inc.

                                       by



                               /s/ William Stocker
                                 William Stocker
                           SPECIAL SECURITIES COUNSEL

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